RespireRx
Pharmaceuticals Inc.

OTC QB: RSPI

December 10th – 12th 2018 | Boston, USA
international-cdp.com
iCDP International Cannabinoid Derived Pharmaceuticals Summit

Pharmaceutical Development of Cannabinoid Medicines: Opportunities and Challenges

Richard Purcell
SVP R&D
RespireRx Pharmaceuticals

December 10, 2018

Forward Looking Statements & Disclaimer

RespireRx Pharmaceuticals Inc

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. These forward-looking statements might include statements regarding the Company's future plans, targets, estimates, assumptions, financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about research and development efforts, including, but not limited to, preclinical and clinical research design, execution, timing, costs and results, future product demand, supply, manufacturing, costs, marketing and pricing factors are all forward-looking statements.

In some cases, forward-looking statements may be identified by words including "anticipates," "believes," "intends," "estimates," "expects," "plans," "contemplates," "targets," "continues," "budgets," "may" and similar expressions include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of the Company's proposed products, (iv) reorganization plans, (v) clinical development, regulatory review and commercialization process and (vi) the need for, and availability of, additional financing.

The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. These forward-looking statements are based on assumptions regarding the Company's business and technology, which involve judgments with respect to, among other things, future scientific, economic and competitive conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, actual results may differ materially from those set forth in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be achieved.

Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies or changes thereto, available cash, research and development results, competition from other similar businesses, interest of third parties in collaborations with us and market and general economic factors.

For more information about the risks and uncertainties the Company faces, see "Item 1A. Risk Factors" of the RespireRx Pharmaceuticals Inc. Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made. The Company does not undertake and specifically declines any obligation to update any forward-looking statements or to publicly announce the results of any revisions to any statements to reflect new information or future events or developments.

- This presentation has been compiled from publicly available information. It is designed to provide a general overview on the state of development of cannabinoid products in the U.S. and is not intended to be a comprehensive nor definitive guide to cannabinoid development. RespireRx makes no guarantee as to the accuracy of the information contained herein.

The Market for Cannabinoid Products is Exploding



- Consumer cannabis sales = $9.5 billion in 2017[1]
- The global cannabis market is estimated to reach $32 billion by 2022 and $57 Billion by 2027[1]
- The global hemp-CBD market alone could hit $22 billion by 2022[2]

[1] Arcview Market Research and BDS Analytics
[2] Brightview Group

CBD Products are Everywhere!

$820 Million U.S. Hemp-Based Product Sales by Category in 2017


Food
17%
$137
$190
Hemp CBD
23%
Industrial
Applications
18%
$144
$45
Supplements
5%
$16
Other Consumer
Products
2%
$105
$181
Personal Care
22%
Consumer Textiles
13%

Source: *Hemp Business Journal* estimates ($mil., consumer sales)


ENDOCA
HEMP OIL
HI-FI
HOPS
STRAVA
CRAFT
COFFEE
HEMP OIL
pure
PREMIUM
CBD
Oil Drops
MINT

RespireRx
Pharmaceuticals Inc.

The Laws and Regulations for Cannabinoids are Confusing

Example: In California Marijuana is Legal as per Prop 64 But CBD is Illegal!!

Until the FDA rules that industrial hemp-derived CBD oil and CBD products can be used as a food or California makes a determination that they are safe to use for human and animal consumption, CBD products are not an approved food, food ingredient, food additive, or dietary supplement (California Department of Health, Food & Drug Branch 7/6/18)

.

States Where CBD Oil is Legal*

* CBD Derived from Hemp @ <0.3% THC


CBD States
Illegal
Legal with Exceptions
Legal

nuvelio.com


States where marijuana is legal
Legalized recreational and medical marijuana
Legalized medical marijuana

Skye Gould/Business Insider

RespireRx Pharmaceuticals Inc.

* Industrial Hemp can Only be Grown with State License per 2014 Farm Bill

Cannabinoids From Hemp vs Cannabis

Federal Law Prohibits the Growing, Sale, and Distribution of Cannabis, Hemp & Their Derivatives



Hemp
Marijuana
Cannabis sativa
SPECIES
Cannabis sativa
0.3 percent
PSYCHOACTIVE CONTENT
10 percent
Auto parts, soap, concrete
USES
Getting high
$452 million
ESTIMATED DOMESTIC MARKET VALUE
$10 billion-$120 billion

medium.com

- The DEA considers both marijuana and hemp and their derivatives (including THC and CBD) to be Schedule I drugs
- THC is separately listed as a Schedule I drug
- The 2014 Farm Bill allowed for the growing of industrial hemp by licensed state authorities and research facilities

RespireRx Pharmaceuticals Inc.

CBD Manufacturers are Ramping up Production to Meet Growing Demand

The 2018 Farm Bill Holds the Key to the Future of CBD

If passed, the 2018 Hemp Farming Act will:

1. Legalize the cultivation of industrial hemp across the USA, making CBD products legal in all 50 states
2. Remove hemp and CBD from the list of Schedule Class I Substances
3. Enable the banking system to conduct business with hemp producers and CBD product manufacturers

Kazmira™
PREMIER SCIENCE. PREMIER CBD PRODUCTS.

CBDDY

SUPERIOR
SUPPLEMENT MANUFACTURING
Manufacturing Partnerships For Life™

Purified Cannabinnoid Extracts Including CBD are Still Subject to FDA Regulation of Drug Products

The FDA Oversees the Regulatory Approval of Cannabinoids as Drugs

As per the FDA, the Path to Development of Cannabiniod Pharmaceutical & Medicinal Products is the Same as the Normal Development Path for any Pharmaceutical Drug Product

Development Phase	Pre-clinical	Phase I "safety"	Phase II "efficacy"	Phase III "pivotal"
Typical time for phase (Cumulative Time)	6-18 months	6-24 months (1-2 years cumulative)	12-36 months (2-5 years cumulative)	36-72 months (5-12 years cumulative)
Study subjects	Animals	Humans	Patients 20-200	Patients 500 – 5,000
Costs	~$1 - 3 Million	~$3 – 5 Million	~$10 – 50 Million	~$200 - 500 Million
Objectives of Phase	• Safety/Toxicology • Pharmacokinetics • Pharmacology • Teratogenicity (i.e., does it cause cancer)	• Safety/Toxicology • Pharmacokinetics • Pharmacology • Preliminary Efficacy	• Safety/Toxicology • Pharmacokinetics • Pharmacology • Efficacy	• Safety/Toxicology • Pharmacokinetics • Pharmacology • Efficacy • Dosing
Regulatory Filings	IND Pre-clinical studies lead to filing of Investigational New Drug (IND) with FDA for human study permission			NDA Phase III clinical studies lead to filing of New Drug Application (NDA) with FDA for initial marketing and Phase IV studies

RespireRx Pharmaceuticals Inc.

Many Medicines are Derived from Plants and Microbes

Over the last 34 years, the 33% of All Drugs Approved by FDA are Derived from Natural Products and Botanicals



% of NCE Approvals at FDA Designated as N, NB, or ND*
50
45
40
35
30
25
20
15
10
5
0
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

* Note: "N": Natural product, unmodifed in structure, though might be semi- or totally synthetic
"NB": Natural product "botanical drug" (in general these have been recently approved)
"ND": Derived from a natural product and is usually a semisynthetic modification

J. Nat. Prod., **2016**, *79* (3), pp 629–661

RespireRx Pharmaceuticals Inc.

June 25, 2018 FDA Approves 1st Marijuana Derived Medicine

GW pharmaceuticals


Now Approved
Epidiolex®
(cannabidiol) CV
EPIDIOLEX
$32,500 per year
Oral Solution
100ml

Approved for Dravet syndrome and Lennox-Gestaut syndrome, two rare forms of childhood epilepsy

Derived from CBD extracted from Cannabis grown in the U.K.

Oral solution that has undergone rigorous clinical testing & regulatory review

Sativex (CBD:THC) approved ex-US for spasticity in MS; Nabiximols in development for U.S. market

Wide Ranging Therapeutic Opportunities for Cannabinoids

Clinicaltrials.gov lists 139 clinical trials of cannabidiol and 282 trials for cannabinoids*

- ADHD
- Anxiety
- Appetite
- Autism
- Bipolar Disorder
- Cancer
- Cerebral Palsy
- Cervical Dystonia
- COPD
- Crohn's Disease
- Depression
- Epilepsy & Seizure disorders
- Fragile X disorder
- Huntington's
- Inflammatory Bowel Disease
- Irritable Bowel Syndrome
- Multiple Sclerosis
- Neuropathy
- OCD
- Osteoarthritis
- Pain
- Parkinson's
- Psychosis
- PTSD
- Retinitis Pigmentosa
- Schizophrenia
- Spasticity
- Substance abuse disorders

**Completed or in progress; partial list*

FDA Regulatory Pathways for Cannabinoid Drugs

As per the FDA, the Path to Development of Cannabiniod Pharmaceutical & Medicinal Products is the Same as the Normal Development Path for any Pharmaceutical Drug Product

FDA has Stated that THC and CBD Products are Excluded from the Dietary Supplement Definition Under Sections 201(ff)(3)(B)(i) and (ii) of the FD&C Act

505(b)(1) NDA	505(b)(2) NDA	505(j) ANDA
Full application – Data Predominantly from sponsor studies	Hybrid between an ANDA and Full NDA	Pathway for drug products that are the same as approved (generic)

RespireRx Pharmaceuticals Inc.

The FDA Regulatory Path for Generic Products

The Abbreviated New Drug Application - ANDA

insys
THERAPEUTICS, INC.
SYNDROS®
(dronabinol) oral solution, CII
5 mg/mL

SYNDROS® FDA-approved liquid dronabinol

- fast absorption
- flexible dosing

4.2 mg of SYNDROS® = 5 mg Dronabinol gel cap (Marinol®)
Oral formulation provides comparable systemic exposure (Cmax and AUC)

Schedule II Drug – Abuse Potential for "Likeability"

RespireRx is Developing Dronabinol for the Treatment of Obstructive Sleep Apnea

RespireRx Pharmaceuticals Inc

- **Dronabinol Overview**
  - Dronabinol is a synthetic form of delta-9-THC, the psychoactive molecule in cannabis
  - Rx drug approved for the treatment of anorexia in AIDS patients and nausea and vomiting in cancer patients undergoing chemotherapy
  - Marinol® & Generic Manufacturers Market 2.5, 5, 10 mg gel caps in sesame oil
  - Dronabinol API is Schedule I and finished formulation gel caps are Schedule III
- **Intellectual Property**
  - Translational research program with Dr. David Carley at the U of Illinois – Chicago
  - License to issued method-of-use patent in the US for the use of dronabinol for treating OSA (expires 2025)
  - Additional patent applications filed
  - Positive Phase 2A & 2B studies in the treatment of OSA
- **Funding**
  - NIH grants at the University of Illinois – Chicago
  - Private investors – Steady State Rx & Pier Pharmaceuticals
  - ~$5MM NHLBI-funded grant to Univ. of IL at Chicago (D. Carley) for Phase 2B study in OSA
  - Public investors – RespireRx Pharmaceuticals


HO
CH3
H
H3C
O
H
H3C
CH3

RespireRx Believes that Dronabinol is Eligible for the 505(b)2 NDA Regulatory Pathway

With the 505(b)(2) regulatory approach, existing labelling information of an approved Listed Drug (Marinol ®) and/or published literature may be relied upon to meet certain regulatory requirements for product approval.

Protect Your Intellectual Property with Patents

RespireRx Holds the Patents for Cannabinoids in the Treatment of Sleep Related Breathing Disorders

Dronabinol for OSA is Patent Protected

- **Issued Method-of-Use Patents:**

"Functional Role for Cannabinoids in Autonomic Stability During Sleep" - Patent 7,705,039 (see Attachment 6) , issued in the U.S., Germany and Great Britain and claiming the use of cannabinoids (including dronabinol, cannabidiol, etc.) for the treatment of sleep-related disorders, including apneas

- **Additional Patent Applications Filed**

Secure the API Supply Chain

Dronabinol API is a Schedule I Drug with Manufacturing and Import Quotas

Dronabinol API Suppliers	Form	Location
Noramco*	20% Sesame Oil or Ethanol	Switzerland USA
Norac (Alkem/S&B Pharma)	Resin	USA
Johnson-Matthey	Oil or Ethanol	UK
Rhodes Technologies	10% Sesame Oil	USA
Insys	Resin	USA

*RespireRx Development & Supply Partner

Formulation of Cannabinoid Products & Differential Routes of Administration*

Technology	Advantage	Examples
Sesame Oil Gel Caps	Approved as Schedule III drug	Marinol ® from AbbVie Generic Dronabinol
Buccal Film/Tablet	Bypass 1st Pass Metabolism	VersaFilm Dronabinol IntelGenX/Tetra
Oral Solution	Rapid Onset of Action Ease of Use	Syndros® (Dronabinol Oral Solution) from Insys
Buccal Spray	Bypass 1st Pass Metabolism Metered Dosing	RapidMist® CBD Buccal Spray Scientus Pharma
Transdermal Patches	Rapid Onset of Action Ease of Use	Mary's Medicinals Papa & Barkley CBD
Topical Creams, Salves & Balms	Localized Application Non-Systemic	Charlotte's Web AnandaHemp: Spectrum Salve 125

RespireRx Pharmaceuticals Inc.

* Information compiled from publicly available sources: company web sites and press releases

PACE: A Phase 2B Clinical Trial:
Pharmacotherapy of Apnea by Cannabimimetic Enhancement

Principle Investigators

- Dr. David Carley at University of Illinois - Chicago & Dr. Phyllis Zee at Northwestern University

Study Design

- Randomized, Placebo-controlled, Parallel Groups, Multi-site Trial in Patients with Moderate to Severe OSA (n = 73 subjects enrolled; 57 completers)

Study Drug

- Dronabinol (Overencapsulated Marinol®): 2.5 mg or 10 mg QD - 60 minutes before bedtime

Inclusion Criteria

- Age 21 – 64; AHI 15 – 50; Epworth Sleepiness Scale (ESS) ≥ 7; Body Mass Index (BMI) ≤ 45

Exclusion Criteria

- Shift Work or OSA treatment within 1 month; Medical Co-morbidity; Psychiatric Dx; CNS Active Meds

Results

- Statistically significant reduction in apnea hypopnea index (AHI) and scores on the Epworth Sleepiness Scale (ESS) with 10 mg dose
- Clean safety profile & significant improvement of patient satisfaction with therapy

PACE Enhancement Cannabimimetic

RespireRx Pharmaceuticals Inc.

Published in Sleep. 41:1, 1 – 13, 2018

The Pace Trial Replicates the Phase 2A Study[1]

RespireRx Pharmaceuticals Inc

The Published Literature Can be used to Support a 505(b)2 NDA for Dronabinol in OSA



Apnea-Hypopnia Index (AHI)
45
40
35
30
25
20
15
10
5
0
** p<.02, compared to placebo for Phase 2A
Phase 2A
PACE Phase 2B
Placebo
2.5 mg
10 mg
p = .02
p = .001

Two Phase 2 Trials Have Shown that Dronabinol Treatment Results in a Statistically Significant, Dose Related Improvement in AHI, the Primary Endpoint for FDA Approval

* Double blind, placebo controlled dose-ascending study in patients with OSA, 2a n=19 2b n=57

[1] Published in Frontiers in Psychiatry January 2013 | Volume 4 | Article 1

FDA Expedited Approval Opportunities & RespireRx* Dronabinol for OSA

Breakthrough Therapy Designation	Preliminary clinical data	Substantial improvement on clinically significant endpoint(s) over available therapies *No Drug Therapy for OSAS**	More frequent meetings with FDA More frequent FDA communication Rolling review Intensive guidance on an NDA FDA help to expedite development
Accelerated Approval Pathway	Not specified; Sponsor should make justification of alternate endpoint based scientific support	Generally provides a meaningful advantage over available therapies AND demonstrates an effect on a surrogate endpoint that is reasonably likely to predict clinical benefit or a clinical endpoint that can be measured earlier than irreversible morbidity or mortality *Cannot or Will Not Use C-PAP**	Approval based on a surrogate or intermediate endpoint (often allows for shorter development time) Note: FDA requires clinical trials to be conducted post-approval to confirm clinical benefit *AHI & ESS Endpoints**
Priority Review Designation	Data contained in the final NDA submission	Significant improvement in safety or effectiveness of the treatment, prevention, or diagnosis of a serious condition *OSAS Health & Economic Impact**	Review of application in 6 months

RespireRx Pharmaceuticals Inc.

*There are no assurances that expedited approvals will be granted by FDA

Developing Cannabinoids: Topics for Discussion

- Federal & state laws
- FDA requirements for Rx development
- Extracts vs purified compounds
- Intellectual property & patents
- Hemp & cannabis products
- DEA constraints on supply
- OTC supplements outlook
- Therapeutic indications & marketing claims

RespireRx
Pharmaceuticals Inc.

OTC QB: RSPI

December 10th – 12th 2018 | Boston, USA
international-cdp.com
iCDP International Cannabinoid Derived Pharmaceuticals Summit

Pharmaceutical Development of Cannabinoid Medicines: Opportunities and Challenges

Richard Purcell
SVP R&D
RespireRx Pharmaceuticals

December 10, 2018